Exhibit 99.1

ENDO FILES PLAN OF REORGANIZATION TO IMPLEMENT PREVIOUSLY ANNOUNCED SALE TRANSACTION

Paves the Way for Endo to Successfully Conclude Financial Restructuring in Second Quarter of 2024

DUBLIN, December 19, 2023 – Endo International plc (OTC: ENDPQ) (“Endo” or the “Company”) today announced that it has taken an important step toward concluding its financial restructuring process by filing a proposed Plan of Reorganization (the “Plan”) and related Disclosure Statement with the U.S. Bankruptcy Court for the Southern District of New York (the “Court”). These filings pave the way for Endo to promptly emerge from Chapter 11 with a strengthened balance sheet and to advance its ongoing business transformation.

The Plan is a preferred alternative to the previously announced sale of substantially all the Company’s assets to holders of Endo’s first lien debt (the “Ad Hoc First Lien Group”) under Section 363 of the U.S. Bankruptcy Code, with substantially similar terms: a purchase of substantially all of the Company’s assets via a credit bid of existing first lien debt, the assumption of certain liabilities, and offers of employment to all of Endo’s active team members. This ownership transfer, as previously announced, will result in a significant reduction in outstanding indebtedness relative to Endo’s current capital structure and materially benefit opioid and other litigation-related claimants through the establishment of funded trusts. Endo is working with its stakeholders to finalize the documentation related to the transaction.

In addition to the previously reached settlements, the Plan incorporates the recently announced economic settlement in principle with the U.S. Department of Justice providing for payment of $364.9 million over 10 years, or $200 million if the obligation is paid in full on the Plan effective date, plus up to an additional $100 million if the Company’s EBITDA exceeds the defined baseline during the period 2024 to 2028. This settlement is subject to satisfactory resolution of criminal and civil fraud claims against the Company related to the historical sale and marketing of Opana® ER, which the Company ceased promoting directly to U.S. healthcare providers in 2016.

“We are pleased to have reached this milestone in our financial restructuring, during which time we’ve made steady progress advancing our strategic priorities,” said Blaise Coleman, Endo’s President and Chief Executive Officer. “The Plan provides a clear path forward for Endo to emerge from this process on stronger financial footing in the second quarter of 2024.”

The Company will seek conditional approval of its Disclosure Statement at a hearing before the Court currently scheduled for January 9, 2024. Assuming Court approval, the Disclosure Statement and Plan will be mailed to Endo’s creditors eligible to vote, and the Court will schedule a hearing to confirm the Plan.

Additional Information

Court filings and information about the claims process are available at https://restructuring.ra.kroll.com/endo; by calling the Supplier Hotline at (877) 542-1878 (toll-free) or +1 (929) 284-1688 (international); or by emailing EndoInquiries@ra.kroll.com.

Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel, PJT Partners LP is serving as investment banker, and Alvarez & Marsal is serving as financial advisor to Endo.

About Endo International plc

Endo (OTC: ENDPQ) is a specialty pharmaceutical company committed to helping everyone we serve live their best life through the delivery of quality, life-enhancing therapies. Our decades of proven success come from passionate team members around the globe collaborating to bring treatments forward. Together, we boldly transform insights into treatments benefiting those who need them, when they need them. Learn more at www.endo.com or connect with us on LinkedIn.

Cautionary Statement Regarding Disclosure Statement and Other Documents

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Disclosure Statement or any other documents that have been or in the future are filed with the Bankruptcy Court and are not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Disclosure Statement and any other documents that have been or in the future are filed with the Bankruptcy Court are limited in scope, cover a limited time period and are prepared solely for the purpose of complying with the reporting requirements of the Bankruptcy Court. The Disclosure Statement and any other documents that have been or in the future are filed with the Bankruptcy Court are not audited or reviewed by independent accountants, are not prepared in accordance with generally accepted accounting principles, are in a format prescribed by applicable bankruptcy laws or rules and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Disclosure Statement and any other documents that have been or in the future are filed with the Bankruptcy Court are complete. Results and projections set forth in the Disclosure Statement or any other documents that have been or in the future are filed with the Bankruptcy Court should not be viewed as indicative of future results.

Cautionary Information Regarding Trading in the Company’s Securities

The Company continues to face certain risks and uncertainties that have been affecting its business and operations, and these risks and uncertainties may affect the Company’s ability to enter into a sale transaction or pursue an alternative emergence transaction (including the filing of a chapter 11 plan) and could impact the outcome of the Company’s voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (collectively, the “Chapter 11 Filings”). Holders of the Company’s equity securities will likely be entitled to little or no recovery on their investment and recoveries to other stakeholders cannot be determined at this time. The Company cautions that trading in the Company’s securities given the pendency of the Chapter 11 Filings is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual value realized, if any, by holders of the Company’s securities in the Chapter 11 Filings. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

Certain information in this press release may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and any applicable Canadian securities legislation, including, but not limited to, statements with respect to the Monthly Operating Reports or any similar reports or other documents that have been or in the future are filed with the Bankruptcy Court, the chapter 11 proceedings, and any other statements that refer to the Company’s expected, estimated or anticipated future results or that do not relate solely to historical facts. Statements including words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “will,” “may,” “look forward,” “guidance,” “future,” “potential” or similar expressions are forward-looking statements. All forward-looking statements in this communication reflect the Company’s current views as of the date of this communication about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to it and on assumptions it has made. Actual results may differ materially and adversely from current expectations based on a number of factors, including, among other things, the following: the outcome of the Company’s contingency planning and restructuring activities; the timing, impact or results of any pending or future litigation, investigations, proceedings or claims, including opioid, tax and antitrust related matters; actual or contingent liabilities; settlement discussions or negotiations; the Company’s liquidity, financial performance, cash position and operations; the Company’s strategy; risks and uncertainties associated with chapter 11 proceedings; the negative impacts on the Company’s businesses as a result of filing for and operating under chapter 11 protection; the time, terms and ability to consummate a sale of the Company’s businesses under Section 363 of the U.S. Bankruptcy Code or pursue an alternative emergence transaction (including the filing of a chapter 11 plan); the adequacy of the capital resources of the Company’s businesses and the difficulty in forecasting the liquidity requirements of the operations of the Company’s businesses; the unpredictability of the Company’s financial results while in chapter 11 proceedings; the Company’s ability to discharge claims in chapter 11 proceedings; negotiations with the holders of the Company’s indebtedness and its trade creditors and other significant creditors; risks and uncertainties with performing under the terms of the restructuring support agreement and any other arrangement with lenders or creditors while in chapter 11 proceedings; the Company’s ability to conduct business as usual; the Company’s ability to continue to serve customers, suppliers and other business partners at the high level of service and performance they have come to expect from the Company; the Company’s ability to continue to pay employees, suppliers and vendors; the ability to control costs during chapter 11 proceedings; adverse litigation; the risk that the Chapter 11 Cases may be converted to cases under chapter 7 of the Bankruptcy Code; the Company’s ability to secure operating capital; the Company’s ability to take advantage of opportunities to acquire assets with upside potential; the impact of competition, including the loss of exclusivity and generic competition; our ability to satisfy judgments or settlements or pursue appeals including bonding requirements; our ability to adjust to changing market conditions; our ability to attract and retain key personnel; our inability to maintain compliance with financial covenants and operating obligations which would expose us to potential events of default under our outstanding indebtedness; our ability to incur additional debt or equity financing for working capital, capital expenditures, business development, debt service requirements, acquisitions or general corporate or other purposes; our ability to refinance our indebtedness; a significant reduction in our short-term or long-term revenues which could cause us to be unable to fund our operations and liquidity needs or repay indebtedness; supply chain interruptions or difficulties; changes in competitive or market conditions; changes in legislation or regulatory developments; our ability to obtain and maintain adequate protection for our intellectual property rights;

the timing and uncertainty of the results of both the research and development and regulatory processes, including regulatory decisions, product recalls, withdrawals and other unusual items; domestic and foreign health care and cost containment reforms, including government pricing, tax and reimbursement policies; technological advances and patents obtained by competitors; the performance, including the approval, introduction, and consumer and physician acceptance of new products and the continuing acceptance of currently marketed products; our ability to integrate any newly acquired products into our portfolio and achieve any financial or commercial expectations; the impact that known and unknown side effects may have on market perception and consumer preference for our products; the effectiveness of advertising and other promotional campaigns; the timely and successful implementation of any strategic initiatives; unfavorable publicity regarding the misuse of opioids; the uncertainty associated with the identification of and successful consummation and execution of external corporate development initiatives and strategic partnering transactions; our ability to advance our strategic priorities, develop our product pipeline and continue to develop the market for products; and our ability to obtain and successfully manufacture, maintain and distribute a sufficient supply of products to meet market demand in a timely manner. In addition, U.S. and international economic conditions, including consumer confidence and debt levels, taxation, changes in interest and currency exchange rates, international relations, capital and credit availability, the status of financial markets and institutions and the impact of continued economic volatility, can materially affect our results. Therefore, the reader is cautioned not to rely on these forward-looking statements. The Company expressly disclaims any intent or obligation to update these forward-looking statements, except as required to do so by law.

Additional information concerning risk factors, including those referenced above, can be found in press releases issued by the Company, as well as the Company’s public periodic filings with the U.S. Securities and Exchange Commission (the “SEC”) and with securities regulators in Canada, including the discussion under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q or other filings with the SEC. Copies of the Company’s press releases and additional information about the Company are available at www.endo.com or you can contact the Company’s Investor Relations Department at relations.investor@endo.com.

Media Contact:

Daniel Yunger / Sherri L. Toub / Ruth Pachman

Kekst CNC

EndoMediaInquiries@kekstcnc.com